Exhibit 13
CERTIFICATION PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)
     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, Chapter 63 of Title 18, United States Code), the undersigned officer of UBS AG, a Swiss banking corporation (the “Company”), hereby certifies, to such officer’s knowledge, that:
     The Annual Report on Form 20-F for the year ended December 31, 2009 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. §§ 78m or 78o(d)) and information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: March 15, 2010

/s/ Oswald Grübel
Name:	Oswald Grübel
Title:	Group Chief Executive Officer

The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, Chapter 63 of Title 18, United States Code) and is not being filed as part of the Report or as a separate disclosure document.

CERTIFICATION PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)
     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, Chapter 63 of Title 18, United States Code), the undersigned officer of UBS AG, a Swiss banking corporation (the “Company”), hereby certifies, to such officer’s knowledge, that:
     The Annual Report on Form 20-F for the year ended December 31, 2009 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. §§ 78m or 78o(d)) and information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: March 15, 2010

/s/ John Cryan
Name:	John Cryan
Title:	Group Chief Financial Officer

The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, Chapter 63 of Title 18, United States Code) and is not being filed as part of the Report or as a separate disclosure document.